                                                                    Exhibit 10.3


                                                               Execution Version
                                                               -----------------








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                            NEXTERA ENTERPRISES, INC.


                        GUARANTEE AND SECURITY AGREEMENT


                            Dated as of June 25, 1999

                                      with

                                BANKBOSTON, N.A.




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




                                TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----

1.   Reference to Credit Agreement; Definitions; Certain Rules of Construction................1

2.   Guarantee................................................................................2
           2.1.  Guarantee of Credit Obligations..............................................2
           2.2.  Continuing Obligation........................................................3
           2.3.  Waivers with Respect to Credit Obligations...................................3
           2.4.  Lender's Power to Waive, etc.................................................5
           2.5.  Information Regarding the Company, etc.......................................5
           2.6.  Certain Guarantor Representations............................................6
           2.7.  Subrogation..................................................................6
           2.8.  Subordination................................................................7
           2.9.  Future Subsidiaries; Further Assurances......................................7
           2.10.  Contribution Among Guarantors...............................................7

3.   Security.................................................................................8
           3.1.  Credit Security..............................................................8
                     3.1.1.  Tangible Personal Property.......................................8
                     3.1.2.  Rights to Payment of Money.......................................8
                     3.1.3.  Intangibles......................................................8
                     3.1.4.  Pledged Stock....................................................9
                     3.1.5.  Pledged Rights...................................................9
                     3.1.6.  Pledged Indebtedness.............................................9
                     3.1.7.  Chattel Paper, Instruments, etc..................................9
                     3.1.8.  Leases...........................................................9
                     3.1.9.  Deposit Accounts.................................................9
                     3.1.10.  Collateral......................................................9
                     3.1.11.  Books and Records...............................................9
                     3.1.12.  Insurance......................................................10
                     3.1.13.  All Other Property.............................................10
                     3.1.14.  Proceeds and Products..........................................10
                     3.1.15.  Excluded Property..............................................10
           3.2.  Additional Credit Security..................................................11
                     3.2.1.  Real Property...................................................11
                     3.2.2.  Motor Vehicles and Aircraft.....................................11

           3.3.  Certain Covenants with Respect to Credit Security...........................11
                     3.3.1.  Pledged Stock...................................................11
                     3.3.2.  Accounts and Pledged Indebtedness...............................11
                     3.3.3.  No Liens or Restrictions on Transfer or Change of Control.......12
                     3.3.4.  Location of Credit Security; Subsidiaries.......................12

                     3.3.5.  Trade Names.....................................................12
                     3.3.6.  Insurance.......................................................13
                     3.3.7.  Intellectual Property...........................................13
                     3.3.8.  Deposit Accounts................................................14
                     3.3.9.  Modifications to Credit Security................................14
                     3.3.10.  Delivery of Documents..........................................14
                     3.3.11.  Perfection of Credit Security..................................14
           3.4.  Administration of Credit Security...........................................14
                     3.4.1.  Use of Credit Security..........................................15
                     3.4.2.  Accounts........................................................15
                     3.4.3.  Distributions on Pledged Securities.............................15
                     3.4.4.  Voting Pledged Securities.......................................15
           3.5.  Right to Realize upon Credit Security.......................................16
                     3.5.1.  Assembly of Credit Security; Receiver...........................16
                     3.5.2.  General Authority...............................................16
                     3.5.3.  Marshaling, etc.................................................17
                     3.5.4.  Sales of Credit Security........................................17
                     3.5.5.  Sale without Registration.......................................18
                     3.5.6.  Application of Proceeds.........................................19
           3.6.  Custody of Credit Security..................................................19

4.         General...........................................................................19

                                    EXHIBITS



3.1.15(5)  -      Excluded Property

3.3.4.     -      List of Obligors' Chief Executive Offices and Principal Places
                   of Business

3.3.5.     -      List of Obligor Trade Names

3.3.7.     -      List of Intellectual Property

3.3.8.     -      Deposit Accounts

                            NEXTERA ENTERPRISES, INC.

                        GUARANTEE AND SECURITY AGREEMENT


         This Agreement, dated as of June 25, 1999, is among Nextera Enterprises, Inc., a Delaware corporation (the "COMPANY"), the Subsidiaries of the Company from time to time party hereto and BankBoston, N.A., as Lender under the Credit Agreement (as defined below). The parties agree as follows:

1. REFERENCE TO CREDIT AGREEMENT; DEFINITIONS; CERTAIN RULES OF CONSTRUCTION. Reference is made to the Credit Agreement dated as of the date hereof, as from time to time in effect (the "CREDIT AGREEMENT"), among the Company, the Subsidiaries of the Company from time to time party thereto and the Lender. Capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined. Certain other capitalized terms are used in this Agreement as specifically defined below in this Section 1. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this Agreement, (c) references to a particular Section shall include all subsections thereof, (d) the word "including" shall be construed as "including without limitation", (e) terms defined in the UCC and not otherwise defined herein have the meaning provided under the UCC, (f) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect, and (g) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Agreement and the other Credit Documents. References to "the date hereof" mean the date first set forth above.

         "ACCOUNTS" is defined in Section 3.1.2.

         "AGREEMENT" means this Guarantee and Security Agreement as from time to time in effect.

         "BANKRUPTCY CODE" means Title 11 of the United States Code.

         "CODE" means the federal Internal Revenue Code of 1986.

         "CREDIT SECURITY" means all assets now or from time to time hereafter subjected to a security interest, mortgage or charge (or intended or required so to be subjected pursuant to this Agreement or any other Credit Document) to secure the payment or performance of any of the Credit Obligations on a pari passu basis, including the assets described in Section 3.1.

         "DOMESTIC SUBSIDIARY" means any Subsidiary that is not a Foreign Subsidiary.

           "FINANCING DEBT" means (a) borrowed money, (b) indebtedness evidenced by notes, debentures or similar instruments, (c) capitalized lease obligations,
(d) the deferred purchase
price of assets, services or securities, including related noncompetition, consulting and stock purchase obligations (other than ordinary trade accounts payable within six months after the incurrence thereof in the ordinary course of business), (e) mandatory redemption or dividend rights on capital stock (or other equity, (f) reimbursement obligations, whether contingent or matured, with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and interest rate protection agreements (without duplication of other indebtedness supported or guaranteed thereby) and, without duplication (g) any guarantees of such items.

         "FOREIGN SUBSIDIARY" means each Subsidiary that is organized under the laws of, and conducting its business primarily in a jurisdiction outside of, the United States of America and that is not domesticated or dually incorporated under the laws of the United States of America or the states thereof.

         "GUARANTOR" means the Subsidiaries of the Company party hereto from time to time.

         "INTELLECTUAL PROPERTY" is defined in Section 3.3.7.

         "OBLIGORS" means the Company and the Subsidiaries of the Company party hereto from time to time.

         "PLEDGED INDEBTEDNESS" is defined in Section 3.1.6.

         "PLEDGED RIGHTS" is defined in Section 3.1.5.

         "PLEDGED SECURITIES" means the Pledged Stock, the Pledged Rights and the Pledged Indebtedness, collectively.

         "PLEDGED STOCK" is defined in Section 3.1.4.

         "UCC" means the Uniform Commercial Code as in effect in Massachusetts on the date hereof; PROVIDED, HOWEVER, that with respect to the perfection of the Lender's lien on the Credit Security and the effect of nonperfection thereof, the term "UCC" means the Uniform Commercial Code as in effect in any jurisdiction the laws of which are made applicable by section 9-103 of the Uniform Commercial Code as in effect in Massachusetts.

2.       GUARANTEE.


         2.1. GUARANTEE OF CREDIT OBLIGATIONS. Each Guarantor unconditionally guarantees that the Credit Obligations will be performed and paid in full in cash when due and payable, whether upon demand of the Lender or on the Final Maturity Date thereof, this guarantee being a guarantee of payment and not of collectability and being absolute and in no way conditional or contingent. In the event any part of the Credit Obligations shall not have been so paid in full when due and payable, each Guarantor will, immediately upon notice by the Lender or, without notice, immediately upon the occurrence of a Default, pay or cause to be paid to the Lender the amount of such Credit Obligations which are then due and payable and unpaid. The obligations of each Guarantor hereunder shall not be affected by the invalidity, unenforceability or irrecoverability of any of the Credit Obligations as against the Company, any other Obligor, any other guarantor thereof or any other Person. For purposes hereof, the Credit Obligations shall be due and payable when and as the same shall be due and payable under the terms of the Credit Agreement or any other Credit Document, notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under the Bankruptcy Code or other applicable law.

         2.2. CONTINUING OBLIGATION. Each Guarantor acknowledges that the Lender has entered into the Credit Agreement (and, to the extent that the Lender may enter into any future Credit Document, will have entered into such agreement) in reliance on this Section 2 being a continuing irrevocable agreement, and such Guarantor agrees that its guarantee may not be revoked in whole or in part. The obligations of the Guarantors hereunder shall terminate upon the Final Maturity Date, PROVIDED that all of the Credit Obligations have been indefeasibly paid in full in cash and discharged; PROVIDED, FURTHER, that:

         (1) if a claim is made upon the Lender at any time for repayment or recovery of any amounts or any property received by the Lender from any source on account of any of the Credit Obligations and the Lender repays or returns any amounts or property so received (including interest thereon to the extent required to be paid by the Lender) or

         (2) if the Lender becomes liable for any part of such claim by reason of (i) any judgment or order of any court or administrative authority having competent jurisdiction or (ii) any settlement or compromise of any such claim, then the Guarantors shall remain liable under this Agreement for the amounts so repaid or property so returned or the amounts for which the Lender becomes liable (such amounts being deemed part of the Credit Obligations) to the same extent as if such amounts or property had never been received by the Lender, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Credit Obligations. Not later than five days after receipt of notice from the Lender, the Guarantors shall pay to the Lender an amount equal to the amount of such repayment or return for which the Lender has become liable. Payments hereunder by a Guarantor may be required by the Lender on any number of occasions.

         2.3. WAIVERS WITH RESPECT TO CREDIT OBLIGATIONS. Except to the extent expressly required by the Credit Agreement or any other Credit Document, each Guarantor waives, to the fullest extent permitted by the provisions of applicable law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

         (1) presentment, demand for payment and protest of nonpayment of any of the Credit Obligations, and notice of protest, dishonor or nonperformance;

         (2) notice of acceptance of this guarantee and notice that credit has been extended, at the Lender's sole and absolute discretion, in reliance on such Guarantor's guarantee of the Credit Obligations;

         (3) notice of any Default or of any inability to enforce performance of the obligations of the Company or any other Person with respect to any Credit Document or notice of any demand for payment of any Credit Obligations;

         (4) demand for performance or observance of, and any enforcement of any provision of the Credit Agreement, the Credit Obligations or any other Credit Document or any pursuit or exhaustion of rights or remedies with respect to any Credit Security or against the Company or any other Person in respect of the Credit Obligations or any requirement of diligence or promptness on the part of the Lender in connection with any of the foregoing;

         (5) any act or omission on the part of the Lender which may impair or prejudice the rights of such Guarantor, including rights to obtain subrogation, exoneration, contribution, indemnification or any other reimbursement from the Company or any other Person, or otherwise operate as a deemed release or discharge;

         (6) failure or delay to perfect or continue the perfection of any security interest in any Credit Security or any other action which harms or impairs the value of, or any failure to preserve or protect the value of, any Credit Security;

         (7) any statute of limitations or any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

         (8) any "single action" or "anti-deficiency" law which would otherwise prevent the Lender from bringing any action, including any claim for a deficiency, against such Guarantor before or after the Lender's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Lender; and

         (9) all demands and notices of every kind with respect to the foregoing.

Each Guarantor represents that it has obtained the advice of counsel as to the extent to which suretyship and other defenses may be available to it with respect to its obligations hereunder in the absence of the waivers contained in this Section 2.3.

         No delay or omission on the part of the Lender in exercising any right under any Credit Document or under any other guarantee of the Credit Obligations or with respect to the Credit Security shall operate as a waiver or relinquishment of such right. No action which the Lender or the Company or any other Obligor may take or refrain from taking with respect to the Credit Obligations shall affect the provisions of this Agreement or the obligations of each Guarantor hereunder. The Lender's rights shall not at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Obligor, or by any noncompliance by the Company or any other Obligor with any Credit Document, regardless of any knowledge thereof which the Lender may have or otherwise be charged with.

         2.4. LENDER'S POWER TO WAIVE, ETC. Each Guarantor grants to the Lender full power in their discretion, without notice to or consent of such Guarantor, such notice and consent being expressly waived to the fullest extent permitted by applicable law, and without in any way affecting the liability of such Guarantor under its guarantee hereunder:

         (1) To waive compliance with, and any Default under, and to consent to any amendment to or modification or termination of any provision of, or to give any waiver in respect of, the Credit Agreement, any other Credit Document, the Credit Security, the Credit Obligations or any guarantee thereof (each as from time to time in effect);

         (2) To grant any extensions of the Credit Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of the Obligors or any other Person in respect of the Credit Obligations, whether or not rights against such Guarantor under this Agreement are reserved in connection therewith;

         (3) To take security in any form for the Credit Obligations, and to consent to the addition to or the substitution, exchange, release or other disposition of, or to deal in any other manner with, any part of any property contained in the Credit Security whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future guarantees of the Credit Obligations and to proceed against any of the Credit Security or such guarantees in any order;

         (4) To collect or liquidate or realize upon any of the Credit Obligations or the Credit Security in any manner or to refrain from collecting or liquidating or realizing upon any of the Credit Obligations or the Credit Security; and

         (5) To extend credit under the Credit Agreement, any other Credit Document or otherwise in such amount as the Lender may determine, in its sole and absolute discretion, including increasing the amount of credit and the interest rate and fees with respect thereto, even though the condition of the Obligors (financial or otherwise, on an individual or consolidated basis) may have deteriorated since the date hereof.

         2.5. INFORMATION REGARDING THE COMPANY, ETC. Each Guarantor has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. Each Guarantor waives any obligation which may now or hereafter exist on the part of the Lender to inform it of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, each Guarantor undertakes to keep itself informed of such risks and any changes therein. Each Guarantor expressly waives any duty which may now or hereafter exist on the part of the Lender to disclose to such Guarantor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of the Company and its affiliates or their properties or management, whether now or hereafter known by the Lender. Each Guarantor represents, warrants and agrees that it assumes sole responsibility for obtaining from the Company all information concerning the Credit Agreement and all other Credit Documents and all other information as to the Company and its affiliates or their properties or management as such Guarantor deems necessary or desirable.

         2.6. CERTAIN GUARANTOR REPRESENTATIONS. Each Guarantor represents that:

         (1) it is in its best interest and in pursuit of the purposes for which it was organized as an integral part of the business conducted and proposed to be conducted by the Company and its Subsidiaries, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by them, to induce the Lender to enter into the Credit Agreement and to extend credit to the Company by making the guarantee contemplated by this Section 2;

         (2) the credit available under the Credit Agreement will directly or indirectly inure to its benefit;

         (3) by virtue of the foregoing it is receiving at least reasonably equivalent value from the Lender for its guarantee;

         (4) it will not be rendered insolvent as a result of entering into this Agreement;

         (5) after giving effect to the transactions contemplated by this Agreement, it will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as such debts become absolute and matured;

         (6) it has, and will have, access to adequate capital for the conduct of its business;

         (7) it has the ability to pay its debts from time to time incurred in connection therewith as such debts mature;

         (8) it has been advised by the Lender that the Lender is unwilling to enter into the Credit Agreement unless the guarantee contemplated by this
Section 2 is given by it; and

         (9) all of its equity or ownership interests are owned, directly or indirectly, by the Company.

         2.7. SUBROGATION. Each Guarantor agrees that, until the Credit Obligations are paid in full, it will not exercise any right of reimbursement, subrogation, contribution, offset or other claims against the Company or any other Obligor arising by contract or operation of law in connection with any payment made or required to be made by such Guarantor under this Agreement. After the payment in full of the Credit Obligations, each Guarantor shall be entitled to exercise against the Company and the other Obligors all such rights of reimbursement, subrogation, contribution and offset, and all such other claims, to the fullest extent permitted by law.

         2.8. SUBORDINATION. Each Guarantor covenants and agrees that, after the occurrence and during the continuance of a Default, all Indebtedness, claims and liabilities then or thereafter owing by the Company or any other Obligor to such Guarantor whether arising hereunder or otherwise are subordinated to the prior payment in full of the Credit Obligations and are so subordinated as a claim against such Obligor or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such Indebtedness, claim or liability will be made or received while a Default exists.

         2.9. FUTURE SUBSIDIARIES; FURTHER ASSURANCES. The Company will from time to time cause any future Domestic Subsidiary within 30 days after any such Person becomes a Domestic Subsidiary, to join this Agreement as a Guarantor pursuant to a joinder agreement in form and substance satisfactory to the Lender; PROVIDED, HOWEVER, that in the event such a Domestic Subsidiary is prohibited by any valid law, statute, rule or regulation from guaranteeing the Credit Obligations, (a) such guarantee will be limited to the extent necessary to comply with such prohibition or (b) if such limitation on the guaranteed amount is not sufficient to avoid such prohibition, the Obligors will pledge the stock of such Domestic Subsidiary to the Lender to secure the Credit Obligations pursuant to a pledge agreement in form and substance satisfactory to the Lender. Each Guarantor will, promptly upon the request of the Lender from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as the Lender deems necessary or advisable to carry out the intent and purpose of this Section 2.

         2.10. CONTRIBUTION AMONG GUARANTORS. The Guarantors agree that, as among themselves in their capacity as guarantors of the Credit Obligations, the ultimate responsibility for repayment of the Credit Obligations, in the event that the Company fails to pay when due its Credit Obligations, shall be equitably apportioned, to the extent consistent with the Credit Documents, among the respective Guarantors (a) in the proportion that each, in its capacity as a guarantor, has benefited from the discretionary extensions of credit to the Company by the Lender under the Credit Agreement or (b) if such equitable apportionment cannot reasonably be determined or agreed upon among the affected Guarantors, in proportion to their respective net worths determined on or about the date hereof (or such later date as such Guarantor becomes party hereto). In the event that any Guarantor, in its capacity as a guarantor, pays an amount with respect to the Credit Obligations in excess of its proportionate share as set forth in this Section 2.10, each other Guarantor shall, to the extent consistent with the Credit Documents, make a contribution payment to such Guarantor in an amount such that the aggregate amount paid by each Guarantor reflects its proportionate share of the Credit Obligations. In the event of any default by any Guarantor under this Section 2.10, each other Guarantor will bear, to the extent consistent with the Credit Documents, its proportionate share of the defaulting Guarantor=s obligation under this Section 2.10. This
Section 2.10 is intended to set forth only the rights and obligations of the Guarantors among themselves and shall not in any way affect the obligations of any Guarantor to the Lender under the Credit Documents (which obligations shall at all times constitute the joint and several obligations of all the Guarantors).

3.       SECURITY.

         3.1. CREDIT SECURITY. As security for the payment and performance of the Credit Obligations, each Obligor party hereto mortgages, pledges and collaterally grants and assigns to the Lender and the holders from time to time of any Credit Obligation, and creates a security interest in favor of the Lender and such holders in, all of such Obligor's right, title and interest in and to (but none of its obligations or liabilities with respect to) the items and types of present and future property described in Sections 3.1.1 through 3.1.14 (subject, however, to Section 3.1.15), whether now owned or hereafter acquired, all of which shall be included in the term "CREDIT SECURITY":

                  3.1.1. TANGIBLE PERSONAL PROPERTY. All goods, machinery, equipment, inventory and all other tangible personal property of any nature whatsoever, wherever located, including raw materials, work in process, finished parts and products, supplies, spare parts, replacement parts, merchandise for resale, computers, tapes, disks and computer equipment.

                  3.1.2. RIGHTS TO PAYMENT OF MONEY. All rights to receive the payment of money, including accounts and receivables, rights to receive the payment of money under contracts, franchises, licenses, permits, subscriptions or other agreements (whether or not earned by performance), and rights to receive payments from any other source (all such rights, other than Financing Debt, being referred to herein as "ACCOUNTS").

                  3.1.3. INTANGIBLES. All of the following (to the extent not included in Section 3.1.2): (a) contracts, franchises, licenses, permits, subscriptions and other agreements and all rights thereunder;
         (b) rights granted by others which permit such Obligor to sell or market items of personal property; (c) United States and foreign common law and statutory copyrights and rights in literary property and rights and licenses thereunder; (d) trade names, United States and foreign trademarks, service marks, internet domain names, registrations of any of the foregoing and related good will; (e) United States and foreign patents and patent applications; (f) computer software, designs, models, know-how, trade secrets, rights in proprietary information, formulas, customer lists, backlog, orders, subscriptions, royalties, catalogues, sales material, documents, good will, inventions and processes; (g) judgments, causes in action and claims, whether or not inchoate, and (h) all other general intangibles and intangible property and all rights thereunder.

                  3.1.4. PLEDGED STOCK. (a) All shares of capital stock or other evidence of beneficial interest in any corporation, business trust or limited liability company, (b) all limited partnership interests in any limited partnership, (c) all general partnership interests in any general or limited partnership, (d) all joint venture interests in any joint venture and (e) all options, warrants and similar rights to acquire such capital stock or such interests. All such capital stock, interests, options, warrants and other rights are collectively referred to as the "PLEDGED STOCK".

                  3.1.5. PLEDGED RIGHTS. All rights to receive profits or surplus of, or other distributions (including income, return of capital and liquidating distributions) from, any partnership, joint venture or limited liability company, including any distributions by any such Person to partners, joint venturers or members. All such rights are collectively referred to as the "PLEDGED RIGHTS".

                  3.1.6. PLEDGED INDEBTEDNESS. All Financing Debt from time to time owing to such Obligor from any Person (all such Financing Debt being referred to as the "PLEDGED INDEBTEDNESS").

                  3.1.7. CHATTEL PAPER, INSTRUMENTS, ETC. All chattel paper, non-negotiable instruments, negotiable instruments, documents and investment property.

                  3.1.8. LEASES. All leases of personal property, whether such Obligor is the lessor or the lessee thereunder.

                  3.1.9. DEPOSIT ACCOUNTS. All general or special deposit accounts, including any demand, time, savings, passbook or similar account maintained by such Obligor with any bank, trust company, savings and loan association, credit union or similar organization, and all money, cash and cash equivalents of such Obligor, whether or not deposited in any such deposit account.

                  3.1.10. COLLATERAL. All collateral granted by third parties to, or held by, such Obligor with respect to the Accounts, Pledged Securities, chattel paper, instruments, leases and other items of Credit Security.

                  3.1.11. BOOKS AND RECORDS. All books and records, including books of account and ledgers of every kind and nature, all electronically recorded data (including all computer programs, disks, tapes, electronic data processing media and software used in connection with maintaining such Obligor's books and records), all files, correspondence and all containers for the foregoing.

                  3.1.12. INSURANCE. All insurance policies which insure against any loss or damage to any other Credit Security or which are otherwise owned by such Obligor.

                  3.1.13. ALL OTHER PROPERTY. All other property, assets and items of value of every kind and nature, tangible or intangible, absolute or contingent, legal or equitable.

                  3.1.14. PROCEEDS AND PRODUCTS. All proceeds, including insurance proceeds, and products of the items of Credit Security described or referred to in Sections 3.1.1 through 3.1.13 and, to the extent not included in the foregoing, all distributions with respect to the Pledged Securities.

                  3.1.15. EXCLUDED PROPERTY. Notwithstanding Sections 3.1.1 through 3.1.14 and 3.2.1, the payment and performance of the Credit Obligations shall not be secured by:

                  (1) any contract, license, permit, lease or franchise that validly prohibits the creation by such Obligor of a security interest in such contract, license, permit, lease or franchise (or in any rights or property obtained by such Obligor under such contract, license, permit, lease or franchise); PROVIDED, HOWEVER, that the provisions of this Section 3.1.15 shall not prohibit the security interests created by this Agreement from extending to the proceeds of such contract, license, permit, lease or franchise (or such rights or property) or to the monetary value of the good will and other general intangibles of the Obligors relating thereto;

                  (2) any rights or property to the extent that any valid and enforceable law or regulation applicable to such rights or property prohibits the creation of a security interest therein; PROVIDED, HOWEVER, that the provisions of this Section 3.1.15 shall not prohibit the security interests created by this Agreement from extending to the proceeds of such rights or property or to the monetary value of the good will and other general intangibles of the Obligors relating thereto;

                  (3) any lease of real or personal property to the extent that the creation of a security interest or lien would result in a breach or default by such Obligor under such lease or which would result in a change in control or other matter requiring the consent of the other party to such lease;

                  (4) more than 66% of the outstanding voting stock or other voting equity in any Foreign Subsidiary to the extent that the pledge of voting stock or other voting equity above such amount would result in a repatriation of a material amount of foreign earnings under the Code (including the "deemed dividend" provisions of section 956 of the Code); or

                  (5)      the property described on EXHIBIT 3.1.15(5) and in
         Section 3.2 (but, with respect to such property described in Section 3.2, only in the event and to the extent the Lender has not specified that such items be included in the Credit Security pursuant thereto).

         3.2. ADDITIONAL CREDIT SECURITY. As additional Credit Security, each Obligor covenants that it will mortgage, pledge and collaterally grant and assign to the Lender and the holders from time to time of any Credit Obligation, and will create a security interest in favor of the Lender and such holders in, all of its right, title and interest in and to (but none of its obligations with respect to) such of the following present or future items as the Lender may from time to time specify by notice to such Obligor, whether now owned or hereafter acquired, and the proceeds and products thereof, except to the extent consisting of rights or property of the types referred to in Section 3.1.15(a) through (e), subject only to liens permitted by Section 3.3.3, all of which shall thereupon be included in the term "CREDIT SECURITY":

                  3.2.1. REAL PROPERTY. All real property and immovable property and fixtures, leasehold interests and easements wherever located, together with all estates and interests of such Obligor therein, including lands, buildings, stores, manufacturing facilities and other structures erected on such property, fixed plant, fixed equipment and all permits, rights, licenses, benefits and other interests of any kind or nature whatsoever in respect of such real and immovable property.

                  3.2.2. MOTOR VEHICLES AND AIRCRAFT. All motor vehicles and aircraft.

         3.3. CERTAIN COVENANTS WITH RESPECT TO CREDIT SECURITY. Each Obligor covenants that:

                  3.3.1. PLEDGED STOCK. All shares of capital stock, limited partnership interests, membership interests and similar securities included in the Pledged Stock shall be at all times duly authorized, validly issued, fully paid and (in the case of capital stock and limited partnership interests) nonassessable. Each Obligor will deliver to the Lender certificates representing the Pledged Stock accompanied by a stock transfer power executed in blank and, if the Lender so requests, with the signature guaranteed, all in form and manner reasonably satisfactory to the Lender. Pledged Stock that is not evidenced by a certificate or an appropriate control statement with respect thereto shall be provided to the Lender, all in form and substance reasonably satisfactory to the Lender. The Lender may at any time transfer into its name or the name of its nominee any Pledged Stock. In the event the Pledged Stock includes any Margin Stock, the Obligors will furnish to the Lender Federal Reserve Form U-1 and take such other action as the Lender may reasonably request to ensure compliance with applicable laws.

                  3.3.2. ACCOUNTS AND PLEDGED INDEBTEDNESS. Each Obligor will, immediately upon the receipt thereof, deliver to the Lender any promissory note or similar instrument representing any Account or Pledged Indebtedness, after having endorsed such promissory note or instrument in blank.

                  3.3.3. NO LIENS OR RESTRICTIONS ON TRANSFER OR CHANGE OF CONTROL. All Credit Security shall be free and clear of any liens and restrictions on the transfer thereof, including contractual provisions which prohibit the assignment of rights under contracts, except for liens permitted by this Section 3.3.3. Without limiting the generality of the foregoing, each Obligor will in good faith attempt to exclude from agreements, instruments, deeds or leases to which it becomes a party after the date hereof provisions that would prevent such Obligor from creating a security interest in such agreement, instrument, deed or lease or any rights or property acquired thereunder as contemplated hereby. None of the Pledged Stock shall be subject to any option to purchase or similar rights of any Person. Except with the written consent of the Lender, which consent will not be unreasonably withheld, each Obligor will in good faith attempt to exclude from any agreement, instrument, deed or lease provisions that would restrict the change of control or ownership of the Company or any of its Subsidiaries, or the creation of a security interest in the ownership of the Company or any of its Subsidiaries.

                  3.3.4. LOCATION OF CREDIT SECURITY; SUBSIDIARIES. Each Obligor shall at all times keep its records concerning the Accounts at its chief executive office and principal place of business, which office and place of business shall be as set forth in EXHIBIT 3.3.4 (as from time to time supplemented by notice to the Lender as set forth below) or, so long as such Obligor shall have taken all steps reasonably necessary to perfect the Lender's security interest in the Credit Security with respect to such new address, at such other address as such Obligor may specify by notice actually received by the Lender not less than 10 Banking Days prior to such change of address. No Obligor shall at any time keep tangible personal property of the type referred to in Section 3.1.1 in any jurisdiction other than the jurisdictions specified in such EXHIBIT 3.3.4 (as so supplemented) or, so long as such Obligor shall have taken all steps reasonably necessary to perfect the Lender's security interest in the Credit Security with respect to such other jurisdiction, other jurisdictions as such Obligor may specify by notice actually received by the Lender not less than 10 days prior to moving such tangible personal property into such other jurisdiction. EXHIBIT 3.3.4 also lists all Domestic Subsidiaries of the Company, their jurisdictions of organization and the ownership of each such Subsidiary.

                  3.3.5. TRADE NAMES. No Obligor will adopt or do business under any name other than its name as set forth on the signature page to this Agreement, except as set forth in EXHIBIT 3.3.5 or any other name specified by notice actually received by the Lender not less than 10 Banking Days prior to the conduct of business under such additional name. Since its inception, no Obligor has changed its name or adopted or conducted business under any trade name other than as set forth on the signature page hereto or on EXHIBIT 3.3.5.

                  3.3.6. INSURANCE. Each insurance policy included in, or insuring against loss or damage to, the Credit Security shall name the Lender as additional insured party or as loss payee. No such insurance policy shall be cancelable or subject to termination or reduction in amount or scope of coverage until after at least 30 days' prior written notice from the insurer to the Lender. At least 10 days prior to the expiration of any such insurance policy for any reason, each Obligor shall furnish the Lender with a renewal or replacement policy and evidence of payment of the premiums therefor when due. Each Obligor grants to the Lender full power and authority as its attorney-in-fact, effective upon notice to such Obligor after the occurrence and during the continuance of a Default, to obtain, cancel, transfer, adjust and settle any such insurance policy and to endorse any drafts thereon. Any amounts that the Lender receives under any such policy (including return of unearned premiums) insuring against loss or damage to the Credit Security when no Default has occurred and is continuing shall be delivered to the Obligors for the replacement, restoration and maintenance of the Credit Security. Any such amounts that the Lender receives after the occurrence and during the continuance of a Default shall, at the Lender's option, be applied to payment of the Credit Obligations or to the replacement, restoration and maintenance of the Credit Security. If any Obligor fails to provide insurance as required by this Agreement, the Lender may, at its option, purchase such insurance, and such Obligor will on demand pay to the Lender the amount of any payments made by the Lender for such purpose, together with interest on the amounts so disbursed from five Banking Days after the date demanded until payment in full thereof at the Applicable Rate.

                  3.3.7. INTELLECTUAL PROPERTY. Exhibit 3.3.7 shall set forth the following items (collectively, the "INTELLECTUAL PROPERTY"):

                  (1) all copyrights owned by the Obligors that are registered with the United States Copyright Office (or any office maintaining registration of copyrights in any foreign jurisdiction) and all applications for such registration and

                  (2) all trademarks, tradenames, service marks, service names and patents owned by the Obligors that are registered with the United States Patent and Trademark Office (or any office maintaining registration of such items in any state of the United States of America or any foreign jurisdiction) and all applications for such registration.

         The Obligors shall duly authorize, execute and deliver to the Lender separate memoranda of security interests provided by the Lender with respect to the foregoing Intellectual Property for filing in the offices described above. Upon the registration of any additional

         Intellectual Property (or the filing of applications therefor) in the offices described above, the Obligors shall notify the Lender and duly authorize, execute and deliver to the Lender separate memoranda of security interests covering such additional Intellectual Property for filing in such offices.

                  3.3.8. DEPOSIT ACCOUNTS. Each Obligor shall keep all its bank and deposit accounts only with the Lender, or with such other financial institutions as are listed on EXHIBIT 3.3.8.

                  3.3.9. MODIFICATIONS TO CREDIT SECURITY. Except with the prior written consent of the Lender, which consent will not be unreasonably withheld, no Obligor shall amend or modify, or waive any of its rights under or with respect to, any material Accounts, general intangibles, Pledged Securities or leases if the effect of such amendment, modification or waiver would be to reduce the amount of any such items or to extend the time of payment thereof, to waive any default by any other party thereto, or to waive or impair any remedies of the Obligors or the Lender under or with respect to any such Accounts, general intangibles, Pledged Securities or leases, in each case other than consistent with past practice in the ordinary course of business and on an arm's-length basis. Each Obligor will promptly give the Lender written notice of any request by any Person for any material credit or adjustment with respect to any Account, general intangible, Pledged Securities or leases.

                  3.3.10. DELIVERY OF DOCUMENTS. Upon the Lender's request, each Obligor shall deliver to the Lender, promptly upon such Obligor's receipt thereof, copies of any agreements, instruments, documents or invoices comprising or relating to the Credit Security. Pending such request, such Obligor shall keep such items at its chief executive office and principal place of business.

                  3.3.11. PERFECTION OF CREDIT SECURITY. This Agreement shall create in favor of the Lender, a legal, valid and enforceable security interest in the Credit Security described herein. In the case of the Pledged Stock, when stock certificates representing such Pledged Stock and stock powers related thereto duly executed in blank by the relevant Pledgor are delivered to the Lender, and in the case of the other Credit Security described in this Agreement, when financing statements in appropriate form are filed in the jurisdictions in which the Obligor is incorporated, its principal executive office and chief place of business is located and it owns real or tangible personal property, this Agreement shall provide a fully perfected lien on, and security interest in, all right, title and interest of the Obligors in such Credit Security, as security for the Credit Obligations. Upon the Lender's reasonable request from time to time, the Obligors will execute and deliver, and file and record in the proper filing and recording places, all such instruments, including financing statements, collateral assignments of copyrights, trademarks and patents, mortgages or deeds of trust and notations on certificates of title, and will take all such other action, as the Lender deems reasonably necessary for confirming to it the

         Credit Security or to carry out any other purpose of this Agreement or any other Credit Document. 1.1.1.

         3.4. ADMINISTRATION OF CREDIT SECURITY. The Credit Security shall be administered as follows, and if a Default shall have occurred and be continuing, Section 3.5 shall also apply.

                  3.4.1. USE OF CREDIT SECURITY. Until the Lender provides written notice to the contrary, each Obligor may use, commingle and dispose of any part of the Credit Security in the ordinary course of its business.

                  3.4.2. ACCOUNTS. To the extent specified by prior written notice from the Lender after the occurrence and during the continuance of a Default, all sums collected or received and all property recovered or possessed by any Obligor in connection with any Credit Security shall be received and held by such Obligor in trust for and on the Lender's behalf, shall be segregated from the assets and funds of such Obligor, and shall be delivered to the Lender. Without limiting the foregoing, upon the Lender's request after the occurrence and during the continuance of a Default, each Obligor shall institute depository collateral accounts, lock-box receipts and similar credit procedures providing for the direct receipt of payment on Accounts at a separate address, the segregation of such proceeds for direct payment to the Lender and appropriate notices to Account debtors. Upon the Lender's request after the occurrence and during the continuance of a Default, each Obligor will cause its accounting books and records to be marked with such legends and segregated in such manner as the Lender may specify.

         3.4.3.   DISTRIBUTIONS ON PLEDGED SECURITIES.

                  (1) Until a Default shall occur and be continuing, the respective Obligors shall be entitled, to the extent permitted by the Credit Documents, to receive all distributions on or with respect to the Pledged Securities (other than distributions constituting additional Pledged Securities). All distributions constituting additional Pledged Securities will be retained by the Lender (or if received by any Obligor shall be held by such Person in trust and shall be immediately delivered by such Person to the Lender in the original form received, endorsed in blank) and held by the Lender as part of the Credit Security.

                  (2) If a Default shall have occurred and be continuing, all distributions on or with respect to the Pledged Securities shall be retained by the Lender (or if received by any Obligor shall be held by such Person in trust and shall be immediately delivered by it to the Lender in the original form received, endorsed in blank) and held by the Lender as part of the Credit Security or applied by the Lender to the payment of the Credit Obligations in accordance with Section 3.5.6.

                  3.4.4.   VOTING PLEDGED SECURITIES.

                  (1) Until a Default shall occur and be continuing, the respective Obligors shall be entitled to vote or consent with respect to the Pledged Securities in any manner not inconsistent with the terms of any Credit Document, and the Lender will, if so requested, execute appropriate revocable proxies therefor.

                  (2) If a Default shall have occurred and be continuing, if and to the extent that the Lender shall so notify in writing the Obligor pledging the Pledged Securities in question, only the Lender shall be entitled to vote or consent or take any other action with respect to the Pledged Securities (and any Obligor will, if so requested, execute appropriate proxies therefor).

         3.5. RIGHT TO REALIZE UPON CREDIT SECURITY. Except to the extent prohibited by applicable law that cannot be waived, and subject to the Obligors' obligations under the credit facilities listed on exhibit 6.5 to the Credit Agreement, this Section 3.5 shall govern the Lender's rights to realize upon the Credit Security if any Default shall have occurred and be continuing. The provisions of this Section 3.5 are in addition to any rights and remedies available at law or in equity and in addition to the provisions of any other Credit Document. In the case of a conflict between this Section 3.5 and any other Credit Document, this Section 3.5 shall govern.

                  3.5.1. ASSEMBLY OF CREDIT SECURITY; RECEIVER. Each Obligor shall, upon the Lender's request, assemble the Credit Security and otherwise make it available to the Lender. The Lender may have a receiver appointed for all or any portion of the Obligors' assets or business which constitutes the Credit Security in order to manage, protect, preserve, sell and otherwise dispose of all or any portion of the Credit Security in accordance with the terms of the Credit Documents, to continue the operations of the Obligors and to collect all revenues and profits therefrom to be applied to the payment of the Credit Obligations, including the compensation and expenses of such receiver.

                  3.5.2. GENERAL AUTHORITY. To the extent specified in written notice from the Lender to the Obligor in question, each Obligor grants the Lender full power and authority, subject to the other terms hereof and applicable law, to take any of the following actions (for the sole benefit of the Lender and the holders from time to time of any Credit Obligations, but at such Obligor's expense):

                  (1) To ask for, demand, take, collect, sue for and receive all payments in respect of any Accounts, general intangibles, Pledged Securities or leases which such Obligor could otherwise ask for, demand, take, collect, sue for and receive for its own use.

                  (2) To extend the time of payment of any Accounts, general intangibles, Pledged Securities or leases and to make any allowance or other adjustment with respect thereto.

                  (3) To settle, compromise, prosecute or defend any action or proceeding with respect to any Accounts, general intangibles, Pledged Securities or leases and to enforce all rights and remedies thereunder which such Obligor could otherwise enforce.

                  (4) To enforce the payment of any Accounts, general intangibles, Pledged Securities or leases, either in the name of such Obligor or in its own name, and to endorse the name of such Obligor on all checks, drafts, money orders and other instruments tendered to or received in payment of any Credit Security.

                  (5) To notify the third party payor with respect to any Accounts, general intangibles, Pledged Securities or leases of the existence of the security interest created hereby and to cause all payments in respect thereof thereafter to be made directly to the Lender; PROVIDED, HOWEVER, that whether or not the Lender shall have so notified such payor, such Obligor will at its expense render all reasonable assistance to the Lender in collecting such items and in enforcing claims thereon.

                  (6) To sell, transfer, assign or otherwise deal in or with any Credit Security or the proceeds thereof, as fully as such Obligor otherwise could do.

                  3.5.3. MARSHALING, ETC. The Lender shall not be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Obligor or any other guarantor, pledgor or any other Person with respect to the payment of the Credit Obligations or to pursue or exhaust any of their rights or remedies with respect to any collateral therefor or any direct or indirect guarantee thereof. The Lender shall not be required to marshal the Credit Security or any guarantee of the Credit Obligations or to resort to the Credit Security or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Credit Document shall be cumulative. To the extent it may lawfully do so, each Obligor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Lender, any valuation, stay, appraisement, extension, redemption or similar laws now or hereafter existing which, but for this provision, might be applicable to the sale of any Credit Security made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise. Without limiting the generality of the foregoing, each Obligor (a) agrees that it will not invoke or utilize any law which might prevent, cause a delay in or otherwise impede the enforcement of the rights of the Lender in the Credit Security and (b) waives all such laws. In addition, each Obligor waives any right to prior notice (except to the extent expressly required by this Agreement) or judicial hearing in connection with foreclosure on or disposition of any Credit Security, including any such right which such Obligor would otherwise have under the Constitution of the United States of America, any state or territory thereof or any other jurisdiction.

                  3.5.4. SALES OF CREDIT SECURITY. All or any part of the Credit Security may be sold for cash or other value in any number of lots at public or private sale, without demand, advertisement or notice; PROVIDED, HOWEVER, that unless the Credit Security to be sold threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give the Obligor granting the security interest in such Credit Security 10 days' prior written notice of the time and place of any public sale, or the time after which a private sale may be made, which notice each of the Obligors and the Lender agrees to be reasonable. At any sale or sales of Credit Security, any Lender or any of its respective officers acting on its behalf, or such Lender's assigns, may bid for and purchase all or any part of the property and rights so sold, may use all or any portion of the Credit Obligations owed to such Lender as payment for the property or rights so purchased, and upon compliance with the terms of such sale may hold and dispose of such property and rights without further accountability to the respective Obligors, except for the proceeds of such sale or sales pursuant to Section 3.5.6. The Obligors acknowledge that any such sale will be made by the Lender on an "as is" basis with disclaimers of all warranties, whether express or implied. The respective Obligors will execute and deliver or cause to be executed and delivered such instruments, documents, assignments, waivers, certificates and affidavits, will supply or cause to be supplied such further information and will take such further action, as the Lender shall reasonably request in connection with any such sale.

                  3.5.5. SALE WITHOUT REGISTRATION. If, at any time when the Lender shall determine to exercise its rights hereunder to sell all or part of the securities included in the Credit Security, the securities in question shall not be effectively registered under the Securities Act (or other applicable law), the Lender may, in its sole discretion, sell such securities by private or other sale not requiring such registration in such manner and in such circumstances as the Lender may deem necessary or advisable in order that such sale may be effected in accordance with applicable securities laws without such registration and the related delays, uncertainty and expense. Without limiting the generality of the foregoing, in any event the Lender may, in its sole discretion, (a) approach and negotiate with a single purchaser or one or more possible purchasers to effect such sale, (b) restrict such sale to one or more purchasers each of whom will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such securities and (c) cause to be placed on certificates representing the securities in question a legend to the effect that such securities have not been registered under the Securities Act (or other applicable law) and may not be disposed of in violation of the provisions thereof. Each Obligor agrees that such manner of disposition is commercially reasonable, that it will upon the Lender's request give any such purchaser access to such information regarding the issuer of the securities in question as the Lender may reasonably request and that the Lender shall not incur any responsibility for selling all or part of the securities included in the Credit Security at any private or other sale not requiring such registration, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration under the

         Securities Act (or other applicable law) or until made in compliance with certain other rules or exemptions from the registration provisions under the Securities Act (or other applicable law). Each Obligor acknowledges that no adequate remedy at law exists for breach by it of this Section 3.5.5 and that such breach would not be adequately compensable in damages and therefore agrees that this Section 3.5.5 may be specifically enforced.

                  3.5.6. APPLICATION OF PROCEEDS. The proceeds of all sales and collections in respect of any Credit Security or other assets of any Obligor, all funds collected from the Obligors and any cash contained in the Credit Security, the application of which is not otherwise specifically provided for herein, shall be applied as follows:

                  (1) First, to the payment of the costs and expenses of such sales and collections, the reasonable expenses of the Lender and the reasonable fees and expenses of its special counsel;

                  (2) Second, any surplus then remaining to the payment of the Credit Obligations in such order and manner as the Lender may in its reasonable discretion determine; PROVIDED, HOWEVER, that any such payment shall be distributed to the Lender in accordance with the Credit Agreement and the other Credit Documents; and

                  (3) Third, any surplus then remaining shall be paid to the Obligors, subject, however, to the rights of the holder of any then existing lien of which the Lender has actual notice.

         3.6. CUSTODY OF CREDIT SECURITY. Except as provided by applicable law that cannot be waived, the Lender will have no duty as to the custody and protection of the Credit Security, the collection of any part thereof or of any income thereon or the preservation or exercise of any rights pertaining thereto, including rights against prior parties, except for the use of reasonable care in the custody and physical preservation of any Credit Security in its possession. The Lender will not be liable or responsible for any loss or damage to any Credit Security, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by the Lender acting in good faith.

         1. GENERAL. Addresses for notices, consent to jurisdiction, jury trial waiver and numerous other provisions applicable to this Agreement are contained in the Credit Agreement. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforceable to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement and the other Credit Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This

Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts, except as may be required by the UCC of other jurisdictions with respect to matters involving the perfection of the Lender's lien on the Credit Security located in such other jurisdictions.

           Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.


                                    NEXTERA ENTERPRISES, INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    CRITIAS, INC.
                                    ERG ACQUISITION CORP.
                                    LEXECON INC.
                                    NEONEXT LLC
                                    NEXTERA BUSINESS PERFORMANCE SOLUTIONS
                                     GROUP, INC.
                                    THE PLANNING TECHNOLOGIES GROUP, L.L.C.
                                    PYRAMID IMAGING, INC.
                                    SCANADA, INC.
                                    SIBSON & COMPANY, LLC
                                    SIBSON INTERNATIONAL, LLC
                                    TIMAEUS, INC.



                                    By:
                                        ----------------------------------------
                                        As an authorized officer of each of the
                                        foregoing corporations and limited
                                        liability companies


                                    BANKBOSTON, N.A.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title: